UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte, North Carolina	28208
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 980-221-3235

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 17, 2018, the stockholders of Sealed Air Corporation (the “Company”) approved an amendment and restatement of the 2014 Omnibus Incentive Plan (as amended and restated, the “Omnibus Plan”). A description of the terms and conditions of the Omnibus Plan is set forth in the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders of the Company as filed with the Securities and Exchange Commission on April 5, 2018 (the “2018 Proxy Statement”) under the heading “Proposal 2. Amendment and Restatement of 2014 Omnibus Incentive Plan,” which description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the Omnibus Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.
On May 17, 2018, the Board of Directors elected Jerry R. Whitaker to serve as Chairman of the Board of Directors.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2018, the Company held its Annual Meeting of Stockholders. The holders of a total of 153,479,506 shares of our common stock were present in person or by proxy at the Annual Meeting, representing approximately 92.17% of the voting power entitled to vote at the Annual Meeting. Each share of common stock was entitled to one vote on each matter before the meeting. The matters considered and voted on by the stockholders at the Annual Meeting and the vote of the stockholders were as follows:

1.	The stockholders elected the entire Board of Directors, each of whom holds office until a successor is elected and qualified or until his or her earlier resignation or removal, by the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Michael Chu	133,464,959	4,895,803	973,722	14,145,022
Edward L. Doheny II	136,029,018	2,351,352	954,114	14,145,022
Patrick Duff	130,501,508	4,211,863	4,621,113	14,145,022
Henry R. Keizer	134,972,904	4,215,963	145,617	14,145,022
Jacqueline B. Kosecoff	128,491,617	10,713,439	129,428	14,145,022
Neil Lustig	134,844,249	4,357,351	132,884	14,145,022
Richard L. Wambold	135,245,769	3,929,582	159,133	14,145,022
Jerry R. Whitaker	134,524,755	4,638,289	171,440	14,145,022

2.	The stockholders approved the amendment and restatement of the Omnibus Plan by the following votes:

	For	Against	Abstain	Broker Non-Votes
Amendment and Restatement of the Omnibus Plan	131,154,664	7,739,548	440,272	14,145,022

3.	The stockholders ratified the appointment of Ernst & Young LLP as our independent auditor for the fiscal year ending December 31, 2018 by the following vote:

	For	Against	Abstain	Broker Non-Votes
Ratification of Appointment of Ernst & Young LLP	147,900,436	5,411,183	167,887	—

4.	The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the proxy statement by the following vote:

	For	Against	Abstain	Broker Non-Votes
Approval of Executive Compensation	102,982,199	35,889,433	462,852	14,145,022

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1	2014 Omnibus Incentive Plan (as amended and restated effective May 17, 2018).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Thomas C. Lagaly
	Name:	Thomas C. Lagaly
	Title:	Vice President, Acting General Counsel & Secretary

Dated: May 18, 2018

EXHIBIT INDEX

Exhibit Number	Description
10.1	2014 Omnibus Incentive Plan (as amended and restated effective May 17, 2018).